Exhibit 23.2

               Consent of Ernst & Young LLP, Independent Auditors

     We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-88942, 33-94936, 333-09423, 333-53003, 333-61587 and
333-67769) of Micro Linear Corporation of our report dated January 20, 1997, with respect to the financial statements and schedule of Micro Linear Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                              ERNST & YOUNG LLP


San Jose, California
March 29, 1999